Exhibit 32.2





                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Bruno Fruscalzo, principal accounting officer of Stonechurch, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Stonechurch, Inc., for the fiscal year ended August 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Stonechurch, Inc.


/s/ Bruno Fruscalzo

--------------------------------
Bruno Fruscalzo
Principal Financial Officer and
Principal Accounting Officer
November 15, 2006